                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                _______________


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)      DECEMBER 16, 1996
                                                   --------------------


                        MICROELECTRONIC PACKAGING, INC.
                        -------------------------------
               (Exact name of registrant as specified in charter)


         CALIFORNIA                      0-23562               94-3142624
-------------------------------        -----------         ------------------
(State or other jurisdiction           (Commission           (IRS Employer
     of incorporation)                 File Number)        Identification No.)


9350 TRADE PLACE, SAN DIEGO, CALIFORNIA                              92126
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(Address of principal executive offices)                           (Zip Code)



Registrant's telephone number, including area code    (619) 530-1660
                                                      --------------


                                      N/A
                                      ---
         (Former name or former address, if changed since last report.)

Item 5.  Other Events.

         As reported on a current report on Form 8-K filed with the Securities and Exchange Commission on October 28, 1996, on October 24, 1996, Microelectronic Packaging, Inc. ("MPI" or the "Company") entered into subscription agreements ("Subscription Agreements") with Dusseldorf Securities Limited ("Dusseldorf") and various other offshore investors (collectively, the "Purchasers"), the form of which is on file with the Securities and Exchange Commission and is incorporated herein by reference. Pursuant to the terms of the Subscription Agreements, MPI issued a series of convertible debentures (the "Debentures") to the Purchasers at an aggregate purchase price of U.S. $2.8 million, which Debentures have terms of one year and bear interest at the rate of 8.0% per annum. This offering was not registered under the Securities Act of 1933, as amended, pursuant to the exemption provided by Regulation S promulgated thereunder. The outstanding principal under the Debentures will be due and payable in full at the end of the one-year term; however, subject to certain limitations as originally set forth in the Debentures and described below, on or after December 7, 1996, the outstanding principal under the Debentures may be converted at each Purchaser's option into shares of the Company's Common Stock. The number of shares of the Company's Common Stock issuable to the Purchasers upon such conversion will be the amount of principal outstanding divided by the lesser of 80% of the average of the closing bid price of the Company's Common Stock as reported by Nasdaq National Market for the three consecutive trading days immediately preceding the date of conversion or 110% of the closing bid price of the Company's Common Stock as reported by Nasdaq National Market on October 23, 1996. MPI also issued a warrant (the "Warrant") to Dusseldorf to purchase 75,421 shares of the Company's Common Stock. The exercise price of the Warrant is the lesser of the average price at which the Debentures are converted into the Company's Common Stock, or 110% of the closing bid price of the Company's Common Stock as reported by Nasdaq National Market on October 23, 1996. The Warrant is exercisable on or after December 7, 1996 and remains exercisable until October 23, 1997. The Debentures, as originally issued on October 23, 1996, could not be converted into shares of Common Stock if such conversion would result in the issuance by the Company of more than 19.9% of the Company's outstanding Common Stock as of October 23, 1996, including shares issuable upon exercise of the Warrant (whether such Warrant has been exercised or not)(the "19.9% Limit"). The Company was required to redeem all outstanding principal amounts under the Debentures that could not be converted (because such conversion would exceed the 19.9% Limit) at 120% of such outstanding principal amount (the "Premium"). Under current Securities and Exchange Commission regulations, such shares of the Company's Common Stock may be offered and sold in the United States trading markets at the earliest 40 days after the issuance of the Debentures and the Warrant.

         On December 3, 1996, the Company obtained approval from the Nasdaq Stock Market, Inc. for an exemption from the shareholder approval provisions of Rule 4460(i) of the Rules of The Nasdaq Stock Market, which exemption allowed the Company to eliminate the 19.9% Limit without shareholder approval. On December 16, 1996, the Purchasers agreed to amend the Debentures to eliminate the 19.9% Limit and to eliminate the Company's obligation to pay the Premium. The form of the amendment is attached hereto as Exhibit 10.84 and is incorporated herein by this reference.

         On December 13, 1996, certain of the Purchasers notified the Company that they intended to convert Debentures totalling six hundred thousand dollars ($600,000.00) into shares of the Company's Common Stock. The conversion price of these Debentures was seventy-two cents ($0.72)(eighty percent (80%) of the average bid price of the Company's Common Stock on the three days preceeding December 13, 1996). Upon conversion, these Purchasers were issued eight hundred and thirty-three thousand three hundred and thirty-four (833,334) shares of the Company's Common Stock.

         On December 23, 1996, certain of the Purchasers again notified the Company that they intended to convert Debentures totalling three hundred thousand dollars ($300,000.00) into shares of the Company's Common Stock. The conversion price of these Debentures was $0.63336 (eighty percent (80%) of the average bid price of the Company's Common Stock on the three days preceeding December 23, 1996). These Purchasers were issued four hundred and seventy-three thousand six hundred and sixty-four (473,664) shares of the Company's Common Stock.

         On January 3, 1997 and January 8, 1997, certain of the Purchasers again notified the Company that they intended to convert Debentures totalling one hundred and fifty thousand dollars ($150,000.00) into shares of the Company's Common Stock. The conversion price for these Debentures was seventy-six cents ($0.76) (eighty percent (80%) of the average bid price of the Company's Common Stock on the three days preceeding January 3, 1997, which is the same as eighty percent (80%) of the average bid price of the Company's Common Stock on the three days preceeding January 8, 1997). These Purchasers were issued one hundred and ninety-seven thousand three hundred and sixty-eight (197,368) shares of the Company's' Common Stock.

         Were the Purchasers to convert the remaining one million seven hundred and fifty thousand dollars ($1,750,000.00) of Debentures outstanding at a conversion price of $0.63336 (which is the lowest conversion price to date), such Purchasers they would be entitled to an additional two million seven hundred and sixty-three thousand and forty-one (2,763,041) shares.

         The existence and conversion of the Debentures and the existence and exercise of the Warrant into shares of the Company's Common Stock without the 19.9% Limit will significantly dilute any earnings per share amounts and significantly dilute the ownership interests of MPI's other shareholders.

Item 7.  Financial Statements and Exhibits

     (a) Financial Statements of Businesses Acquired.  None.
         -------------------------------------------

     (b) Pro Forma Financial Information.  None.
         -------------------------------

     (c) Exhibits.  The following document is filed as an exhibit to the report:
         --------

                                       2.
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     Exhibit No.  Description
     -----------  -----------

     10.84        Form of Amendment to 8% Convertible debenture.


                                       3.
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                                   SIGNATURES
                                   ----------

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Microelectronic Packaging, Inc.
                                    --------------------------------
                                         (Registrant)


Date:  January 15, 1997             By /s/ Denis Trafecanty
                                      ---------------------------------
                                    Name:   Denis Trafecanty
                                    Title:  Chief Financial Officer and
                                            Secretary

                        Microelectronic Packaging, Inc.
                        -------------------------------
                                 Exhibit Index
                                  to Form 8-K



                                                                   Sequentially
                                                                     Numbered
    Exhibit No.               Description                              Page
    -----------               -----------                              ----

    10.84         Form of Amendment to 8% Convertible Debenture.